Putnam
Premier
Income
Trust

ANNUAL REPORT
July 31, 1995

                              [Graphic Scales]
              B O S T O N (bullet) L O N D O N (bullet) T O K Y O

Performance highlights

>  "Putnam Premier Income Trust made some savvy moves. . . . In its U.S.
  government sector, PPT moved into defensive Treasury notes and mortgage-backeds, helping to limit losses. An overweighting in junk bonds also helped, as high-yield credits outperformed for the year. PPT thus limited its losses and landed in the top half of the objective."

-- Morningstar Mutual Funds, June 2, 1995

> Performance should always be considered in light of a fund's investment strategy. Putnam Premier Income Trust is designed for investors seeking a high level of current income consistent with preservation of capital.

FISCAL 1995 RESULTS AT A GLANCE

Total return                                             NAV         Market price
----------------------------------------------------------------------------------
(change in value during
period plus reinvested
distributions)
12 months ended 7/31/95                                 11.80%            6.86%
Share value                                               NAV         Market price
-----------------------------------------------------------------------------------
7/31/94                                                  $8.29           $7.6250
7/31/95                                                   8.46            7.4375

Distributions          No.                            Tax return
                                          Income     of capital(1)        Total
-----------------------------------------------------------------------------------
                       12                 $0.5750       $0.1000          $0.6750

Current return                        NAV                             Market price
-----------------------------------------------------------------------------------

End of period
Current dividend rate(2)             7.80%                                8.87%

Performance data represent past results. For performance over longer periods, see pages 8 and 9. (1)See page 32 for more information. (2)Income portion of most recent distribution, annualized and divided by net asset value or market price at end of period. Past performance is not indicative of future results.

From the Chairman

[Picture of George Putnam]

(c)Karsh, Ottawa

Dear Shareholder:

Putnam Premier Income Trust, with investments strategically positioned in U.S. government securities, high-yield corporate bonds, and international fixed-income securities, was among the beneficiaries of the brighter mood that shone upon the world's fixed-income markets during the second half of the fund's fiscal year, the six months ended July 31, 1995.

The markets' performance for this period stood in stark contrast to the volatility that characterized the fiscal year's first half. It was also reflected in the fund's positive results for the year, as noted in the tables on page 2. Putnam Management believes the continuing slowdown in global economic growth suggests more momentum for upward movement in bond prices in the months ahead.

In the report that follows, your fund's management team discusses performance and prospects in the context of the three market sectors represented in the portfolio.

Respectfully yours,

[Signature of George Putnam]
George Putnam
Chairman of the Trustees
September 20, 1995

Report from the Fund Managers
Rosemary H. Thomsen, lead manager
Neil Powers
D. William Kohli
Mark Siegel
Michael Martino

Putnam Premier Income Trust's fiscal year was marked by two very distinct economic environments. During the first half, the Federal Reserve Board continued its tightening of monetary policy and investors witnessed one of the gloomiest periods on record for fixed-income markets. The second half of the fund's fiscal year brought one of the most dramatic bond-market rallies in history, a slowing of economic growth, and the eventual reduction of short- term interest rates by the Fed. Despite this sometimes turbulent fiscal year, strategic asset allocation and an effective tri-sector strategy allowed the fund to post a solid total return of 11.80% at net asset value for the 12 months ended July 31, 1995.


> HIGH YIELD BONDS: SOLID RETURNS CONTINUE

During the first half of the fiscal year, we began gradually reducing the portfolio's allocation to the high-yield sector. While this market still appeared attractive to us, it had outperformed the Treasury sector for over three years and was no longer undervalued relative to Treasuries. In addition, we were moving into the later stages of the business cycle and economic activity was showing signs of slowing -- an environment that would be beneficial to Treasuries. As a result, as we gradually reduced our exposure to the high-yield market, we gradually increased our exposure to the U.S. government sector.

In addition to providing a high level of income, high-yield bonds appreciated during the fiscal year as issuers continued to experience improving profitability and credit quality. Overall market performance was also enhanced by a relatively low level of new issuance for much of the period. Investors entering the market were forced to compete for bonds in the secondary market, driving prices up.

A number of industries performed very well and contributed to the high-yield sleeve's performance, including health care, paper, telecommunications, and chemicals. The fund's cable television holdings benefited as the prospect of favorable regulatory changes enhanced the outlook for that industry.

Although we did reduce the fund's weighting in the high-yield sector from 45% to 36% of net assets during the year, the fund remains overweighted in this sector. We remain positive in our outlook for the high-yield market.

> U.S GOVERNMENT: LONG DURATION AND A STRONG MORTGAGE MARKET

The strong performance of the U.S. government sleeve was due to strategic positioning that took advantage of declining interest rates and a strong market for mortgage-backed securities.

During the fund's second quarter, the Fed raised interest rates for the sixth time in 10 months. At that point, the U.S. bond market appeared to have regained confidence in the Fed's efforts to moderate economic growth. Because we had become less concerned about further interest-rate increases, we took the opportunity to increase the portfolio's duration. Duration is a measure of sensitivity to interest-rate changes. A longer duration generally means a higher-yielding portfolio with a longer average maturity, but greater susceptibility to changes in value with each movement in interest rates.

The anticipated slowdown in economic growth did occur, and optimistic investors bid up bond prices across all U.S. fixed- income sectors, resulting in significant bond-market rallies. In early July, toward the end of the fund's fiscal year, the Fed cut short-term interest rates for the first time in nearly three years. This was a clear indication that the Fed believed inflationary pressures had receded sufficiently.

We continued to emphasize holdings in mortgage-backed securities, which provided attractive income opportunities throughout most of fiscal 1995. While we maintained a relatively high weighting in these securities, we realized that a declining interest-rate environment might raise prepayment risk. Historically, declines in interest rates have increased prepayment activity as the lower rates prompted homeowners to refinance their mortgages. Therefore, our strategy involved concentrating on discount-coupon mortgages -- those with coupons lower than the current market rate -- which tend to be less sensitive to prepayment risk.

Early in the fourth fiscal quarter, when it appeared that prepayment risk was at the point of accelerating, we significantly reduced the fund's exposure to mortgage-backed securities. This strategy proved to be on target as our concerns about prepayment risk were confirmed and mortgage-backed securities began to underperform. Toward the end of the quarter, when the prices of mortgage-backed securities declined, we again built up the fund's exposure to them.

> INTERNATIONAL: SOME OPPORTUNITIES HAMPERED BY DOLLAR HEDGING STRATEGIES

In absolute terms, performance of the fund's international sleeve was favorable. However, when compared with benchmark indexes, it was somewhat disappointing. This relative underperformance was primarily due to dollar hedging strategies employed to protect the fund from adverse currency movements.

At the end of 1994, in anticipation that the U.S. dollar would begin to strengthen against other currencies, we initiated a series of defensive currency hedges. A hedge can be considered a sort of currency insurance policy designed to lock in specific exchange rates. In the early part of 1995, however, the U.S. dollar began to weaken significantly against other currencies, especially the German deutschemark and the Japanese yen. Because the fund's assets were hedged into U.S. dollars, our ability to take advantage of gains in many international markets was hampered. By the fund's third quarter, we had eliminated all U.S. dollar hedges.

Performance for the international sleeve was outstanding for the final quarter of the fiscal year due to the strength of holdings in higher-yielding European markets such as Spain, Italy, and Sweden. The sleeve's performance was also boosted by bond-market rallies throughout Europe. At fiscal year-end, the international sleeve was slightly underweighted.

The fund's relatively low weighting in emerging markets -- approximately 2% of net assets -- proved beneficial in a fiscal year that witnessed a dramatic devaluation of the Mexican peso.

TOP TEN ALLOCATIONS BY COUNTRY*
France 6.0%
Germany 4.6%
Italy 3.8%
Spain 1.9%
Canada 1.5%
Sweden 1.3%
Netherlands 1.2%
Denmark 1.1%
United Kingdom 1.1%
Mexico 0.9%

* Based on net assets as of 7/31/95.
Reflects international sleeve holdings only.

While this event dampened performance in virtually all developing-country markets, the effect on the fund was mitigated due to its limited holdings in these markets. During the fund's last quarter, performance in emerging markets had improved significantly, due in part to increasing stability in the Mexican economy.

> MODERATE ECONOMIC GROWTH EXPECTED TO CONTINUE

We don't anticipate any substantial changes in asset allocation over the near term. At fiscal year's end, the U.S. government and high-yield sleeves were overweighted and the international sleeve was slightly underweighted. We currently plan to maintain a relatively long duration within the U.S. government sleeve, with the expectation that economic growth will continue at a moderate pace and inflation will remain subdued. We also believe the outlook for mortgage-backed securities will remain favorable, and we anticipate continued solid performance from high-yield bonds. On the international front, the global economic slowdown and the stabilizing U.S. dollar are expected to help international bond markets deliver solid returns going forward.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/95, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield corporate bonds reflect a greater possibility that adverse changes in the economy or their issuers may affect their ability to pay principal and interest on the bonds. Investments in non-U.S. securities may be subject to certain risks such as currency fluctuations and political developments. Although the U.S. government guarantees the timely payment of principal and interest on some of the underlying securities, the value of fund shares is not guaranteed and will fluctuate.

Performance summary

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions back into the fund. We show total return in two ways: on a cumulative long- term basis and on average how the fund might have grown each year over varying periods.

TOTAL RETURN FOR PERIODS ENDED 7/31/95

                                NAV     Market price
---------------------------     -----   -------------
1 year                         11.80%        6.86%
---------------------------   ------        -----
3 years                        30.42        17.25
Annual average                  9.26         5.45
---------------------------   ------        -----
5 years                        70.99        84.50
Annual average                 11.33        13.03
---------------------------   ------        -----
Life of fund (since
2/29/88)                      104.50        78.31
Annual average                 10.12         8.11
---------------------------   ------        -----

TOTAL RETURN FOR PERIODS ENDED 6/30/95
(most recent calendar quarter)

                               NAV     Market price
--------------------------     -----   ------------
1 year                        11.46%       6.94%
--------------------------   ------       -----
3 years                       31.04       25.45
Annual average                 9.43        7.85
--------------------------   ------       -----
5 years                       73.97       90.06
Annual average                11.71       13.70
--------------------------   ------       -----
Life of fund (since
2/29/88)                     102.06       78.50
Annual average                10.06        8.21
--------------------------   ------       -----

COMPARATIVE INDEXES AND BENCHMARKS FOR PERIODS ENDED 7/31/95

                                 Salomon
                   Lehman         Bros.          First
                    Bros.        Non-U.S.       Boston      Consumer
                 Government    World Govt.    High Yield     Price
                 Bond Index     Bond Index       Index       Index
-------------     ----------    -----------    ----------   --------
1 year               9.63%         23.05%        13.74%       2.76%
-------------     ----------    -----------    ----------   --------
3 years             21.31          45.00         37.35        8.54
Annual
average              6.66          13.20         11.17        2.77
-------------     ----------    -----------    ----------   --------
5 years             53.83          97.48         95.65       16.95
Annual
average              9.00          14.58         14.37        3.18
-------------     ----------    -----------    ----------   --------
Life of fund
(since
2/29/88)            86.53         110.61        123.07       31.47
Annual
average              8.77          10.56         11.42        3.76
-------------     ----------    -----------    ----------   --------

Performance data represent past results. Investment returns, market value and net asset value will fluctuate so an investor's shares, when sold, may be worth more or less than their original cost. Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions. Past performance is not indicative of future results.

TERMS AND DEFINITIONS

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Bros. Government Bond Index* is an unmanaged list of U.S. government and mortgage-backed securities.

Salomon Brothers Non-U.S. World Government Bond Index* is an unmanaged list of bonds issued by 10 countries.

First Boston High Yield Index* is an unmanaged list of lower-rated higher-yielding U.S. corporate bonds.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ.

Report of Independent Accountants
For the year ended July 31, 1995

To the Trustees and Shareholders of Putnam Premier Income Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Premier Income Trust (the "fund") at July 31, 1995, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
September 20, 1995

Portfolio of investments owned
July 31, 1995


U.S. GOVERNMENT AND AGENCY OBLIGATIONS (33.2%)*
PRINCIPAL AMOUNT                                                       VALUE
                Federal National Mortgage Association
$21,001,731     8s, with various due dates to May 1, 2025       $ 21,343,010
 67,741,280     7-1/2s, with various due dates to July 1, 2025    67,593,310
 24,495,000     TBA 7s, August 14, 2025+++                        23,897,812
  6,690,000     TBA 6.695s, August 14, 2025+++                     6,533,203
     79,493     6 1/2, June 1, 2024                                   75,766
                Government National Mortgage Association
  1,249,388     9-1/2s, with various due dates to April 15, 2021   1,341,621
 22,361,584     8s, with various due dates to February 15, 2025   22,837,197
 52,648,890     7-1/2s, with various due dates to July 15, 2025   52,791,735
 58,335,015     7s, with various due dates to July 15, 2025       56,930,893
  6,815,000     U.S. Treasury Bonds 11-1/4s, Febuary 15, 2015     10,011,644
 35,180,000     U.S. Treasury Bonds 10-3/4s, May 15, 2003         44,398,215
  1,145,000     U.S. Treasury Bonds 8-7/8s, August 15, 2017        1,395,469
 39,470,000     U.S. Treasury Bonds 7-5/8s, February 15, 2025     43,287,538
 18,410,000     U.S. Treasury Bonds 7-1/2s, November 15, 2024     19,828,122
  2,345,000     U.S. Treasury Notes 7-1/2s, February 15, 2005      2,513,535
 14,110,000     U.S. Treasury Bonds 6-1/4s, August 15, 2023       12,950,299
 44,720,000     U.S. Treasury Strip zero %, August 15, 2020        7,618,052
------------     --------------------------------------------   ------------
                Total U.S. Government and Agency Obligations
                (cost $390,388,130)                             $395,347,421
------------     --------------------------------------------   ------------


CORPORATE BONDS AND NOTES (28.0%)*
PRINCIPAL AMOUNT                                                             VALUE
Advertising (1.0%)
----------------------------------------------------------------------------------
$1,115,000     Lamar Advertising Co. sr. secd. notes 11s, 2003         $ 1,126,150
 2,100,000     Outdoor Systems, Inc. sr. notes 10-3/4s, 2003             2,026,500
 5,000,000     Universal Outdoor, Inc. sub. deb. 11s, 2003               4,825,000
 4,600,000     Universal Outdoor, Inc. sr. notes stepped-coupon zero
               % (14s, 7/1/99), 2004++                                   2,797,904
                                                                    --------------
                                                                        10,775,554
Aerospace (0.3%)
----------------------------------------------------------------------------------
 3,300,000     Sequa Corp. bonds 8-3/4s, 2001                            3,102,000
Agriculture (1.1%)
----------------------------------------------------------------------------------
 4,931,000     PMI Holdings Corp. Ser. B, sub. disc. deb. stepped-coupon
               zero % (11-1/2s, 3/1/00), 2005++                          2,551,793
   125,000     PSF Finance (L.P.) sr. exch. notes 12-1/4s, 2004            128,969
 6,123,698     PSF Finance (L.P.) sr. notes 12s, 2000                    6,383,955
 4,155,000     PSF Finance (L.P.) sr. disc. note stepped-coupon zero
               % (12s, 9/15/96), 2003++                                  3,604,463
                                                                    --------------
                                                                        12,669,180
Automotive (0.4%)
----------------------------------------------------------------------------------
 4,900,000     Key Plastics Corp. sr. notes 14s, 1999                    5,145,000

CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                  VALUE
Broadcasting (1.3%)
----------------------------------------------------------------------------------------
$10,200,000     Panamsat (L.P.) sr. sub. notes stepped-coupon zero
                % (11-3/8s, 8/1/98), 2003++                                 $ 7,497,000
  2,316,000     Petracom 144A stepped-coupon zero % (17-1/2, 2003), 2003++    1,401,180
  2,450,000     SFX Boadcasting, Inc. sr. sub. notes 11-3/8s, 2000            2,554,125
  3,276,000     Telemedia Broadcasting Corp. 144A deb. stepped-coupon 6.4s
                (16s, 6/15/99), 2004++                                        3,030,300
                                                                          -------------
                                                                             14,482,605
Building and Construction (0.8%)
----------------------------------------------------------------------------------------
  5,250,000     Presley Co. sr. notes 12-1/2s, 2001                           4,357,500
  5,000,000     Scotsman Group, Inc. sr. secd. notes 9-1/2s, 2000             4,875,000
                                                                          -------------
                                                                              9,232,500
Building Products (0.3%)
---------------------------------------------------------------------------------------
  2,000,000     American Standard, Inc. deb. 9-1/4s, 2016                     2,030,000
  1,735,000     Walter Industries Inc. sr. notes Ser. B, 12.19s, 2000         1,761,025
                                                                          -------------
                                                                              3,791,025
Business Services (0.2%)
---------------------------------------------------------------------------------------
  2,345,000     Corporate Express, Inc. Ser. B, sr. sub. notes 9-1/8s, 2004   2,280,513
Cable Television (3.0%)
---------------------------------------------------------------------------------------
  3,200,000     Adelphia Communications Corp. sr. notes 12-1/2s, 2002         3,296,000
    750,000     Adelphia Communications Corp. sr. deb. 11-7/8s, 2004            731,250
  4,000,000     Adelphia Communications Corp. notes, Ser. B, 9-7/8s, 2005     3,660,000
  1,350,000     Cablevision Systems Corp. sr. sub. deb. 9-7/8s, 2023          1,458,000
  5,700,000     Cablevision Systems Corp. sr. sub. reset deb. 10-3/4s, 2004   6,127,500
  4,000,000     Century Communications Corp. sr. notes 9-1/2s, 2005           4,050,000
  2,425,000     Continental Cablevision, Inc. sr. deb. 9s, 2008               2,534,125
  5,798,403     Falcon Holdings Group, Inc. sr. sub. notes 11s, 2003+++++     5,508,483
  4,250,000     Insight Communications Co. sr. sub. notes stepped-coupon
                8-1/4s (11-1/4s, 3/1/97), 2000++                              4,292,500
  2,700,000     Marcus Cable Co. (L.P.) sr. sub. disc. notes stepped- coupon
                zero % (13-1/2s, 8/1/99), 2004++                              1,825,875
  2,500,000     Summit Communications Group, Inc. sr. sub. deb. 10-1/2s,
                2005                                                          2,750,000
                                                                          -------------
                                                                             36,233,733
Chemicals (0.8%)
---------------------------------------------------------------------------------------
  6,575,000     G-I Holdings, Inc. sr. disc. notes zero %, 1998               4,668,250
  6,255,000     OSI Specialties Inc. sr. secd. disc. deb. stepped-coupon
                zero % (11-1/2s, 4/15/99), 2004++                             4,628,700
                                                                          -------------
                                                                              9,296,950
Conglomerates (0.6%)
---------------------------------------------------------------------------------------
    900,000     ADT Ltd. sr. sub. notes 9-1/4s, 2003                            922,500
  4,075,000     Haynes International, Inc. sr. sub. notes 13-1/2s, 1999       2,852,500
  2,970,000     MacAndrews & Forbes Group, Inc. deb. 12-1/4s, 1996            2,999,700
    225,000     MacAndrews & Forbes Holdings, Inc. sub. deb. notes 13s, 1999    225,281
                                                                          -------------
                                                                              6,999,981


CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                  VALUE

Consumer Services (0.4%)
---------------------------------------------------------------------------------------
$3,000,000      Solon Automated Services, Inc. sr. sub. deb. 13-3/4s, 2002  $ 2,985,000
 2,300,000      Solon Automated Services, Inc. notes 12-3/4s, 2001            2,288,500
                                                                          -------------
                                                                              5,273,500
Containers (0.5%)
---------------------------------------------------------------------------------------
 6,000,000      Ivex Packaging Corp. sr. sub. notes 12-1/2s, 2002             6,390,000
Electric Utilities (0.9%)
---------------------------------------------------------------------------------------
 6,550,000      Midland Funding Corp. II deb. Ser. B, 13-1/4s, 2006           6,910,250
 3,114,000      Public Service Co. of New Hampshire deb. 15.23s, 2000         3,600,563
                                                                          -------------
                                                                             10,510,813
Electronics (0.7%)
---------------------------------------------------------------------------------------
 7,536,000      Amphenol Corp. sr. sub. notes 12-3/4s, 2002                   8,553,360
Entertainment (0.5%)
---------------------------------------------------------------------------------------
 4,000,000      Time Warner Inc. notes zero %, 2002 (exchangeable for various
                notes on 8/15/95)                                             3,945,000
 2,000,000      Viacom International, Inc. sub. deb. 8s, 2006                 1,970,000
                                                                          -------------
                                                                              5,915,000
Financial Services (0.5%)
---------------------------------------------------------------------------------------
 2,995,000      Comdata Network, Inc. sr. notes 12-1/2s, 1999                 3,268,294
   775,000      First Federal Financial Corp. notes 11-3/4s, 2004               769,188
 2,000,000      Keystone Group, Inc. sr. secd. notes 9-3/4s, 2003             2,020,000
                                                                          -------------
                                                                              6,057,482
Food (0.3%)
---------------------------------------------------------------------------------------
 4,221,000      Del Monte Corp. 144A sub. deb. notes 12-1/4s, 2002+++++       3,798,900
Food Chains (0.1%)
---------------------------------------------------------------------------------------
 1,700,000      Stater Brothers sr. notes 11s, 2001                           1,683,000
Forest Products (0.5%)
---------------------------------------------------------------------------------------
 2,950,000      Gaylord Container Corp. sr. sub. disc. deb. stepped-coupon
                zero % (12-3/4s, 5/15/96), 2005++                             2,986,875
 1,000,000      Riverwood International Corp. sr. notes 10-3/4s, 2000         1,077,500
 2,100,000      Riverwood International Corp. sr. sub. notes 10-3/8s, 2004    2,299,500
                                                                          -------------
                                                                              6,363,875
Health Care (2.4%)
---------------------------------------------------------------------------------------
 4,480,000      Columbia/HCA Healthcare Corp. notes 6.91s, 2005               4,401,600
 4,845,000      Continental Medical Systems Inc. sr. sub. notes 10-7/8s,
                2002                                                          5,184,150
   155,000      Continental Medical Systems Inc. sr. sub. notes, Ser. B,
                10-3/8s, 2003                                                   164,300
 4,800,000      McGaw, Inc. sr. notes 10-3/8s, 1999                           4,980,000
 4,973,000      Multicare Cos., Inc. sr. sub. notes 12-1/2s, 2002             5,619,490
 6,000,000      Paracelsus Healthcare Corp. sr. sub. notes 9-7/8s, 2003       6,060,000
 2,240,000      Quorum Health Group, Inc. sr. sub. notes 11-7/8s, 2002        2,464,000
                                                                          -------------
                                                                             28,873,540


CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                 VALUE

Home Furnishings (0.1%)
---------------------------------------------------------------------------------------
$1,148,515      Simmons Mattress Corp. 144A deb. 8s, 2003+++++              $ 1,142,771
Insurance (0.5%)
---------------------------------------------------------------------------------------
 1,000,000      American Annuity Group, Inc. sr. notes 9-1/2s, 2001           1,000,000
 1,200,000      Bankers Life Holdings 144A sr. sub. deb. Ser. A, 13s, 2002    1,395,000
 3,150,000      Reliance Group Holdings, Inc. sr. sub. deb. 9-3/4s, 2003      3,087,000
   800,000      Reliance Group Holdings, Inc. sr. notes 9s, 2000                792,000
                                                                          -------------
                                                                              6,274,000
Lodging (0.9%)
---------------------------------------------------------------------------------------
 4,000,000      HMH Properties Inc. 144A sr. notes 9-1/2s, 2005               3,920,000
 4,500,000      John Q. Hammons Hotels 1st mtge. notes 8-7/8s, 2004           4,297,500
 2,800,000      Red Roof Inns sr. notes 9-5/8s, 2003                          2,688,000
                                                                          -------------
                                                                             10,905,500
Medical Supplies (0.1%)
---------------------------------------------------------------------------------------
 1,000,000      Wright Medical Technology, Inc. sr. secd. notes Ser. B,
                10-3/4s, 2000                                                 1,005,000
Motion Picture Distribution (1.3%)
---------------------------------------------------------------------------------------
 5,000,000      AMC Entertainment, Inc. sr. sub. deb. 12-5/8s, 2002           5,575,000
 4,750,000      Act III Theatres, Inc. sr. sub. notes 11-7/8s, 2003           5,153,750
 4,500,000      Cinemark USA sr. notes 12s, 2002                              4,905,000
                                                                          -------------
                                                                             15,633,750
Oil and Gas (1.0%)
---------------------------------------------------------------------------------------
 5,075,000      Arkla, Inc. deb. 8.9s, 2006                                   5,379,500
 2,135,000      Chesapeake Energy Corp. sr. exch. notes 12s, 2001             2,241,750
 4,150,000      Trans Texas Gas Corp. sr. secd. notes 11-1/2s, 2002           4,316,000
                                                                          -------------
                                                                             11,937,250
Paging (0.2%)
---------------------------------------------------------------------------------------
 2,800,000      Pagemart, Inc. sr. disc. notes stepped-coupon zero % (12-1/4s,
                11/1/98), 2003++                                              1,848,000
Publishing (0.4%)
---------------------------------------------------------------------------------------
   500,000      Marvel Holdings, Inc. sr. notes, Ser. B, zero %, 1998           352,500
 5,955,000      Marvel Parent Holdings, Inc. sr. secd. disc. notes zero %,
                1998                                                          4,198,275
                                                                          -------------
                                                                              4,550,775
Real Estate (0.2%)
---------------------------------------------------------------------------------------
   140,000      Chelsea Piers 144A Ser. B, stepped-coupon zero % (11s,
                6/15/99), 2009++                                                130,200
 2,500,000      Chelsea Piers Ser. B, 1st mtge. disc. notes stepped-coupon
                zero % (12-1/2s, 6/15/96), 2004++                             2,306,250
                                                                          -------------
                                                                              2,436,450
Recreation (1.5%)
---------------------------------------------------------------------------------------
 2,090,000      Arizona Charlies Corp. 1st mtge. Ser. B, 12s, 2000            1,630,200
   760,000      Capitol Queen Corp. 1st mtge. notes Ser. B, 12s, 2000           668,800
 2,520,000      Casino America, Inc. 1st mtge. deb. 11-1/2s, 2001             2,633,400
 1,800,000      Lady Luck Gaming Corp. 1st mtge. Ser. B 10-1/2s, 2001         1,269,000
 3,484,000      Louisiana Casino Cruises Corp. 1st mtge. 11-1/2s, 1998        3,205,280
 2,106,000      Trump Castle Funding Corp. sr. sub. notes 11-1/2s, 2000       2,106,000


CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                                  VALUE

Recreation (continued)
---------------------------------------------------------------------------------------
$ 2,500,000     Trump Holdings & Funding Corp. sr. notes 15-1/2s, 2005     $  2,525,000
  4,600,000     Trump Plaza Funding, Inc. 1st mtge. notes 10-7/8s, 2001       4,370,000
                                                                          -------------
                                                                             18,407,680
Restaurants (-%)
---------------------------------------------------------------------------------------
    300,000     American Restaurant Group, Inc. sr. secd. notes, Ser. A,
                12s, 1998                                                       249,000
Retail (2.0%)
---------------------------------------------------------------------------------------
  2,430,000     Brylane L.P. sr. sub. notes 10s, 2003                         2,247,750
  5,375,000     County Seat Stores Inc. sr. sub. notes 12s, 2002              5,321,250
  4,600,000     Duane Reade Corp. sr. notes Ser. B 12s, 2002                  3,772,000
    543,000     Eckerd (Jack) Corp. sub. deb. 11-1/8s, 2001                     545,715
    175,000     Loehmanns' Holdings, Inc. sr. sub. notes 13-3/4s, 1999          171,500
 12,500,000     Loehmanns' Holdings, Inc. sr. notes 10-1/2s, 1997            12,312,500
                                                                          -------------
                                                                             24,370,715
School Buses (0.5%)
---------------------------------------------------------------------------------------
  5,250,000     Blue Bird Body Co. sub. deb. Ser. B, 11-3/4s, 2002            5,394,375
Tobacco (0.4%)
---------------------------------------------------------------------------------------
  5,095,000     Mafco, Inc. sr. sub. notes 11-7/8s, 2002                      5,196,900
Wireless Communications (2.3%)
---------------------------------------------------------------------------------------
  3,800,000     Cellular, Inc. sr. sub. disc. notes stepped-coupon zero %
                (11-3/4s, 9/1/98), 2003++                                     2,812,000
  2,150,000     One Comm Corp. sr. disc. notes stepped-coupon zero % (10-1/8s,
                1/15/99), 2004++                                              1,150,250
  4,000,000     Centennial Cellular Corp. sr. notes 8-7/8s, 2001              3,800,000
  2,000,000     Commnet Cellular Inc. bonds 11-1/4s, 2005                     2,060,000
  3,500,000     Dial Call Communication sr. disc. notes Ser. B, stepped-
                coupon zero % (10-1/4s, 12/15/98), 2005++                     1,697,500
  7,390,000     Horizon Cellular Telephone Co. sr. sub. disc. notes Ser.
                B, stepped-coupon zero % (11-3/8s, 10/1/97), 2000++           5,912,000
  7,500,000     NEXTEL Communications, Inc. sr. disc. notes stepped-coupon
                zero % (11-1/2s, 9/1/98), 2003++                              4,537,500
  5,980,000     Pricellular Wire 144A sr. disc. notes stepped-coupon zero
                % (14s, 11/15/97), 2001++                                     4,903,600
                                                                          -------------
                                                                             26,872,850
------------     -------------------------------------------------------  -------------
                Total Corporate Bonds and Notes
                (cost $326,001,669)                                        $333,653,527
------------     -------------------------------------------------------  -------------

FOREIGN BONDS AND NOTES (21.7%)*
PRINCIPAL AMOUNT                                                                 VALUE
CAD       7,540,000    Canada (Government of) deb. 9s, 2004                $  5,710,283
DKK      73,025,000    Denmark (Government of) bonds 8s, 2006                13,196,782
FRF     136,460,000    France (Government of) deb. 8-1/2s, 2002              30,698,216
FRF     118,920,000    France (Government of) 7-3/4s, 2000                   25,794,287
FRF      70,590,000    France (Government of) deb. 7s, 1999                  14,919,830
DEM      36,030,000    Germany (Republic of) bonds 6-1/4s, 2024              22,461,782
DEM       4,410,000    Germany (Republic of) bonds 6-7/8s, 2005               3,209,881
DEM      39,410,000    Germany (Republic of) bonds 7-3/8s, 2005              29,539,697
ITL  20,490,000,000    Italy (Government of) bonds 12s, 2003                 13,049,149
ITL  46,580,000,000    Italy (Government of) bonds 8-1/2s, 2004              24,139,541
ITL  13,925,000,000    Italy (Government of) notes 8-1/2s, 1999               7,994,166
USD       1,200,000    Morocco (Government of) loan participation notes
                       4-1/2s, 1999                                             693,000
NLG      20,175,000    Netherlands (Government of) bonds 9s, 2000            14,604,097
USD       2,100,000    Russia (Government of) loan participation notes,
                       zero %, 1999                                             601,125
USD         933,000    South Africa (Government of) notes 9-5/8s, 1999          964,489
ESP   1,590,000,000    Spain (Government of) bonds 11.45s, 1998              13,522,696
ESP   1,005,000,000    Spain (Government of) bonds 10.833s, 2000              8,777,369
SEK     105,900,000    Sweden (Government of) bonds 10-1/4s, 2000            15,083,773
THB      20,000,000    Thailand (IFC of) bonds 8s, 1996                         807,918
GBP       8,250,000    United Kingdom Treasury notes 7-3/4s, 2006            12,705,708
----     -----------    -------------------------------------------        ------------
                       Total Foreign Bonds and Notes
                       (cost $249,590,450)                                 $258,473,789
----     -----------    -------------------------------------------        ------------

UNITS (2.0%)*
NUMBER OF UNITS                                                                   VALUE
       385     Celcaribe S.A. 144A units stepped-coupon zero % (13-1/2s,
               3/15/98), 2004++                                             $ 3,320,625
     4,360     Cellnet Data Systems Inc. 144A units zero %, 2005              2,338,050
     1,000     Decorative Home Accents 144A units 13s, 2002                   1,002,500
     1,925     Hollywood Casino 144A units 13-1/2s, 1998                      2,233,000
     7,115     ICF Kaiser International, Inc. sr. sub. units 12s, 2003        6,741,463
     1,123     New Street Acquisition Corp. 144A units 12s, 1998+++++         1,292,140
    13,760     Premium Standard Farms 144A exch. pfd. units 12-1/2s, 2000     1,513,600
     7,445     SDW Holdings Corp. 144A units 15s, 2006                        2,047,375
     3,465     Total Renal Care, Inc. units stepped-coupon zero % (12s,
               8/15/99), 2004++                                               3,187,800
-----------     -----------------------------------------------------      ------------
               Total Units (cost $22,946,345)                               $23,676,553
-----------     -----------------------------------------------------      ------------
YANKEE BONDS AND NOTES (2.0%)*
PRINCIPAL AMOUNT                                                                  VALUE
$1,670,000     Cinemark Mexico 144A notes 12s, 2003                         $ 1,553,100
 2,850,000     Eletson Holdings, Inc. mtge. notes 9-1/4s, 2003                2,736,000
 5,000,000     Fresh Del Monte Produce Corp. sr. notes, Ser. B, 10s, 2003     4,150,000
 4,000,000     Gulf Canada Resources Ltd. sr. sub. notes 9-5/8s, 2005         4,040,000
 5,175,000     International Semi-Tech. Corp. sr. secd. disc. notes
               stepped-coupon zero % (11-1/2s, 8/15/00), 2003++               2,755,688
   240,000     Petroleos Mexicanos 144A med. term notes 6-1/8s, 1996            231,600
 5,000,000     Plitt Theatres, Inc. sr. sub. notes 10-7/8s, 2004              5,012,500
 2,700,000     Westpac Banking Corp. sub. deb. 9-1/8s, 2001                   2,977,803
-----------     -----------------------------------------------------      ------------
               Total Yankee Bonds and Notes (cost $24,486,265)              $23,456,691

BRADY BONDS (1.9%)*
PRINCIPAL AMOUNT                                                              VALUE
$7,187,000     Argentina (Government of) bonds 4s, 2023                 $ 3,332,971
 3,234,000     Argentina (Government of) disc. Floating Rate Bond (FRB)
               6-7/8s, 2023                                               1,843,380
 4,800,000     Argentina (Republic of) notes 4-1/4s, 2005                 2,958,000
 2,494,700     Brazil (Government of) bonds 8-3/4s, 2001                  2,017,589
 3,300,000     Brazil (Federal Republic of) reset bonds 7-1/4s, 2024      1,439,625
 1,995,000     Brazil (Republic of) Floating Rate Note (FRN) 7-1/4s, 2006 1,206,975
 2,441,000     Bulgaria (Government of) disc. notes 7.563s, 2024          1,171,680
 1,184,000     Bulgaria (Government of) FRB 7.5625s, 2011                   494,320
 3,130,000     Ecuador (Government of) FRN 7.25s, 2025                    1,588,475
 4,525,000     Mexico (Government of) bonds 6-1/4s, 2019                  2,720,656
 3,106,000     Poland (Government of) 144A FRN 6.8125s, 2024              2,350,838
 1,750,000     United Mexican States (Government Guaranty) FRN 8.125s,
               2008                                                       1,561,875
-----------     -----------------------------------------------------  ------------
               Total Brady Bonds (cost $21,741,661)                     $22,686,384
-----------     -----------------------------------------------------  ------------
PREFERRED STOCKS (1.5%)*
NUMBER OF SHARES                                                              VALUE
    63,750     California Federal Bank Ser. B, $10.625 exch. pfd.       $ 6,757,500
    49,000     First Nationwide Bank $11.50 exch. pfd.                    5,316,500
   128,167     Pyramid Communications, Inc. Ser. C, $3.125 exch. pfd.     3,204,184
    79,700     SD Warren Co. 144A Ser. A, $3.50 pfd.                      2,391,000
-----------     -----------------------------------------------------   -----------
               Total Preferred Stocks (cost $16,825,058)                $17,669,184
-----------     -----------------------------------------------------   -----------
ASSET-BACKED SECURITIES (1.4%)*
PRINCIPAL AMOUNT                                                              VALUE
$3,195,000     First Chicago Master Trust II Ser. 1994-L Class A, 7.15s,
               2001                                                     $ 3,264,875
 3,880,000     First Deposit Master Trust Ser. 93-2A, 5-3/4s, 2001        3,821,800
 5,300,000     Standard Credit Card Master Trust Ser. A, 7.85s, 2002      5,546,768
 4,220,000     Standard Credit Card Master Trust 94-1A, 4.65s, 1999       4,130,325
-----------     -----------------------------------------------------   -----------
               Total Asset-Backed Securities (cost $16,403,125)         $16,763,768
-----------     -----------------------------------------------------   -----------
COMMON STOCKS (1.4%)*+
NUMBER OF SHARES                                                              VALUE
   303,825     Ampex Corp. Class A                                      $ 1,329,234
    43,768     Chesapeake Energy Corp.                                    1,001,193
   520,099     Computervision Corp.                                       5,461,040
    26,050     Computervision Corp. (acquired 8/24/92, cost $234,450)++++   208,400
    59,282     Gaylord Container Corp. A                                    689,153
    37,304     Grand Casinos, Inc.                                        1,454,856
   136,975     Grand Union Co. (acquired 6/20/95, cost $7,750,000)++++    2,054,625
    10,934     IFINT Diversified Holdings 144A                              773,581
   666,882     Loehmanns' Holdings, Inc. 144A                             1,333,764
     1,658     PMI Holdings Corp. 144A                                      331,600
     1,186     Premium Holdings L.P. 144A                                   118,573
     3,851     Pyramid Communications, Inc. New Class B 144A                 92,413
        46     Southland Corp.                                                  164
    36,750     Specialty Foods Corp.                                         73,500
    12,509     Taj Mahal Holding Corp. Class A                              125,090
    88,000     Total Renal Care, Inc. 144A                                  638,000
-----------     -----------------------------------------------------   -----------
               Total Common Stocks (cost $14,961,472)                   $15,685,186


EUROBONDS (0.5%)*
PRINCIPAL AMOUNT                                                              VALUE
$  907,000     Essar Gujarat Ltd. 144A deb. FRN 8.4s, 1999               $  902,465
 3,750,000     Ispat Mexicana, SA 144A notes 10-3/8s, 2001                3,281,250
   923,000     Petroleo Brasileiro S.A. FRN 10.2125s, 1998                  906,848
   523,000     PT Astra bonds 9-3/4s, 2001                                  538,952
-----------     -----------------------------------------------------   -----------
               Total Eurobonds (cost $6,039,590)                         $5,629,515
-----------     -----------------------------------------------------   -----------
CONVERTIBLE PREFERRED STOCKS (0.3%)*
NUMBER OF SHARES                                                              VALUE
    23,000     Chiquita Brands Intl. Inc. Ser. A, $5.75 cv. pfd.         $1,043,625
    66,330     Conseco, Inc. Ser. D, $3.25 cv. pfd.                       3,067,763
-----------     -----------------------------------------------------   -----------
               Total Convertible Preferred Stocks
               (cost $4,466,500)                                         $4,111,388
-----------     -----------------------------------------------------   -----------

WARRANTS (0.3%)*+
NUMBER OF WARRANTS                                   EXPIRATION DATE          VALUE
    95,000    Becker Gaming Corp. 144A                      11/15/00     $   47,500
     8,223    Casino America, Inc. 144A                     11/15/96          8,223
    16,560    Casino Magic Finance Corp. 144A               10/14/96            828
    18,558    Cinemark Mexico USA, Inc. 144A                  8/1/03        171,940
     5,375    County Seat Holdings, Inc. 144A               10/15/98        107,500
   177,848    Gaylord Container Corp. 144A                   7/31/96      1,822,942
       700    Grand Union Co. Ser. 1                         6/16/00            788
     1,399    Grand Union Co. Ser. 2                         6/16/00            350
   187,200    Insight Communications Co. 144A                3/30/98        327,600
    10,452    Louisiana Casino Cruises, Inc. 144A            12/1/98        156,780
     6,255    OSI Specialties Inc. 144A                      4/15/99        125,100
    12,880    Pagemart, Inc. 144A                           12/31/03        115,920
     5,600    Petracom Holdings, Inc. Warrants 144A           8/1/05             56
    31,620    President Riverboat Casinos, Inc.              9/23/96          1,581
    46,534    President Riverboat Casinos, Inc. 144A         9/30/99        186,136
    60,000    Southdown, Inc. (acquired
              10/31/91, cost $180,000)++++                  10/31/96        255,000
        77    Telemedia Broadcasting Corp. 144A               4/1/04         57,870
    24,000    UCC Investor Holding, Inc. 144A               10/30/99        276,000
     4,600    Universal Outdoor, Inc. 144A                    7/1/04        184,000
       455    Wright Medical Technology, Inc. 144A           6/30/03         75,055
-----------   ---------------------------------------    --------------     -------
              Total Warrants (cost $2,720,838)                           $3,921,169
-----------   ---------------------------------------    --------------     -------


CALL OPTIONS OUTSTANDINGS (0.2%)*
                                                     EXPIRATION DATE/
CURRENCY                                                 STRIKE PRICE         VALUE
JPY     1,716,500,000   Japanese 10YR Future           Aug 95/JPY 113    $1,360,549
JPY        58,940,000   Japanese Yen in
                        exchange for U.S.
                        Dollars                       Oct 95/JPY 87.5     1,252,475
 ----    ------------    --------------------   ---------------------    ----------
                        Total Call Options (cost $1,936,099)             $2,613,024
 ----    ------------   ---------------------------------------------    ----------

CONVERTIBLE BONDS AND NOTES (0.1%)*
PRINCIPAL AMOUNT                                                                VALUE
$   250,000     Riverwood International Corp. sub. notes 6-3/4s, 2003  $      350,000
    950,000     Sahara Mission 144A cv. sub. notes 12s, 1995                  950,000
------------     ---------------------------------------------------   --------------
                Total Convertible Bonds and Notes
                (cost $1,212,500)                                      $    1,300,000
------------     ---------------------------------------------------   --------------
SHORT-TERM INVESTMENTS (7.6%)*
PRINCIPAL AMOUNT                                                                VALUE
$30,000,000     Chemical Bank Corp 5.72s, August 21, 1995              $   29,904,667
 11,500,000     Federal Home Loan Mortgage Corp. 5.6s, October 27, 1995    11,344,367
 10,000,000     Federal National Mortgage Assn. 5.6s, October 2, 1995       9,903,556
  1,000,000     Mexican Tesobono bonds zero %, October 19, 1995               974,640
  1,071,025     Poland Zloty Certificate of Deposit zero %, January 25,
                1996                                                          953,749
    678,180     Poland Zloty Certificate of Deposit zero %, October 20,
                1995                                                          639,146
 36,458,000     Interest  in  $672,198,000  joint  repurchase agreement
                dated July 31, 1995 with Morgan (J.P.) & Co., Inc. due
                August 1, 1995 with respect to various U.S. Treasury
                obligations--maturity value of $36,463,874 for an
                effective yield of 5.8%                                    36,463,874
------------     ---------------------------------------------------   --------------
                Total Short-Term Investments (cost $90,195,276)        $   90,183,999
------------     ---------------------------------------------------   --------------
                Total Investments (cost $1,189,914,978)***             $1,215,171,598
------------     ---------------------------------------------------   --------------

* Percentages indicated are based on net assets of $1,190,374,811, which correspond to a net asset value per share of $8.46.

+ Non-income-producing security.

++ The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

+++ TBA's are mortgage-backed securities traded under delayed delivery commitments settling after July 31, 1995. Although the unit price for the trades has been established, the principal amount has not been finalized. However, the amount of the commitments will not fluctuate more than 2.0% from the principal amount. Income on the securities will not be earned until settlement date. The cost of TBA purchases at July 31, 1995 was $30,601,908.

++++ Restricted, excluding 144A securities, as to public resale. At the date of acquisition these securities were valued at cost. Total market value of restricted securities owned at July 31,1995 was $2,518,025 or 0.2% of net assets.

+++++ Income may be received in cash or additional securities at the discretion of the issuer.

*** The aggregate identified cost for federal income tax purposes is $1,190,487,208, resulting in gross unrealized appreciation and depreciation of $58,509,015 and $33,824,625, respectively, or net unrealized appreciation of $24,684,390.

144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRNs and FRBs are the current interest rates at July 31,1995, which are subject to change based on the terms of the security.

Forward Cross Currency Contracts Outstanding at July 31, 1995
(aggregate face value $7,577,161)

                                      In
                     Market        Exchange        Market   Delivery     Unrealized
                     Value            For          Value       Date     Depreciation
--------------     -----------    ------------    ---------    ------   -------------
British Pounds
(Buy)              $3,189,218   Deutschemarks   $3,194,333    9/1/95      $ (5,115)
Canadian
Dollars
(Sell)              4,347,701    Japanese Yen    4,342,504   9/26/95        (5,197)
----------------------------------------------------------------------------------
                   $7,536,919                   $7,536,837                $(10,312)
----------------------------------------------------------------------------------

Forward Currency Contracts to Buy Outstanding at July 31, 1995

                                                              Unrealized
                        Market       Aggregate   Delivery    Appreciation/
                        Value        Face Value     Date     Depreciation
-----------------     -----------    -----------    ------   -------------
Australian Dollar   $ 11,515,689   $ 11,146,435   9/13/95     $   369,254
British Pounds         4,467,848      4,457,600   9/13/95          10,248
British Pounds        12,478,061     12,421,679   9/13/95          56,382
British Pounds         1,515,209      1,520,337   10/2/95          (5,128)
Canadian Dollars       3,141,644      3,137,312   9/13/95           4,332
Canadian Dollars       3,210,507      3,210,507   9/13/95              --
Deutschemarks         12,648,055     12,422,228   9/13/95         225,827
Deutschemarks          3,257,942      3,206,384   9/13/95          51,558
Deutschemarks          8,398,251      8,345,324   9/13/95          52,927
Deutschemarks            828,965        825,731   9/13/95           3,234
Deutschemarks          3,920,390      3,905,306   9/13/95          15,084
Deutschemarks          1,230,778      1,228,466   9/13/95           2,312
Deutschemarks          8,325,852      8,301,811   9/13/95          24,041
Japanese Yen           6,701,978      6,958,915   9/13/95        (256,937)
Japanese Yen           3,261,192      3,404,762   9/13/95        (143,570)
Japanese Yen          13,455,269     14,057,326   9/13/95        (602,057)
Japanese Yen          17,218,183     18,164,977   9/13/95        (946,794)
Japanese Yen          16,156,585     16,160,821   9/13/95          (4,236)
Japanese Yen          20,524,986     20,472,692   9/13/95          52,294
Japanese Yen           1,513,714      1,519,408   9/28/95          (5,694)
Japanese Yen          30,786,339     30,784,755   9/13/95           1,584
Spanish Peseta         3,349,684      3,281,513   9/13/95          68,171
Spanish Peseta           301,472        300,388   9/13/95           1,084
-----------------     -----------    -----------    ------   -------------
                    $188,208,593   $189,234,677               $(1,026,084)
-------------------------------------------------------------------------

Forward Currency Contracts to Sell Outstanding at July 31,1995

                                                              Unrealized
                        Market       Aggregate   Delivery    Appreciation/
                        Value        Face Value     Date     Depreciation
-----------------     -----------    -----------    ------   -------------
Australian
Dollars             $  3,686,200   $  3,581,750   9/13/95     $  (104,450)
Danish Krona           3,196,955      3,030,303   9/13/95        (166,652)
Deutschemarks          4,271,524      4,212,480   9/13/95         (59,044)
Deutschemarks          6,754,800      6,629,245   9/13/95        (125,555)
French Francs         12,048,142     11,601,910   9/13/95        (446,232)
French Francs         11,546,137     11,203,572   9/13/95        (342,565)
French Francs            305,282        303,942   9/13/95          (1,340)
French Francs         14,662,757     14,573,956   9/13/95         (88,801)
Italian Lira           4,251,972      3,950,800   9/13/95        (301,172)
Italian Lira           8,253,828      7,950,228   9/13/95        (303,600)
Italian Lira          12,818,445     12,382,816   9/13/95        (435,629)
Italian Lira             303,266        301,037   9/13/95          (2,229)
Netherland
Guilders              14,902,311     14,861,403   9/13/95         (40,908)
Spanish Peseta        14,822,350     14,756,146   9/13/95         (66,204)
Swedish Krona          8,609,059      8,199,228   9/13/95        (409,831)
-----------------     -----------    -----------    ------   -------------
                    $120,433,028   $117,538,816               $(2,894,212)
-----------------     -----------    -----------    ------   -------------

Diversification by Country
-------------------------------------------------------------------------
Percentage of net assets invested in foreign countries at July 31, 1995:

Argentina     0.7%   Italy           3.8%
Australia     0.3    Mexico          0.9
Brazil        0.5    Morocco         0.1
Bulgaria      0.1    Netherlands     1.2
Canada        1.5    Poland          0.3
Denmark       1.1    Russia          0.1
Ecuador       0.1    South Africa    0.1
France        6.0    Spain           1.9
Germany       4.6    Sweden          1.3
Greece        0.2    Thailand        0.1
India         0.1    United  Kingdom 1.1
Indonesia     --

  The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities
July 31, 1995

Assets
----------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$1,189,914,978) (Note 1)                                                 $1,215,171,598
----------------------------------------------------------------------------------------
Cash                                                                              1,255
----------------------------------------------------------------------------------------
Interest and other receivables                                               23,179,742
----------------------------------------------------------------------------------------
Receivable for securities sold                                               15,897,556
----------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                  938,332
----------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                768,620
----------------------------------------------------------------------------------------
Total Assets                                                              1,255,957,103
----------------------------------------------------------------------------------------
Liabilities
----------------------------------------------------------------------------------------
Payable for securities purchased                                             46,713,388
----------------------------------------------------------------------------------------
Distributions payable to shareholders                                         7,889,148
----------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                  2,051,433
----------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                      2,256
----------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       703
----------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                      296,139
----------------------------------------------------------------------------------------
Payable for open forward currency contracts                                   4,868,940
----------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                 3,370,156
----------------------------------------------------------------------------------------
Other accrued expenses                                                          390,129
----------------------------------------------------------------------------------------
Total liabilities                                                            65,582,292
----------------------------------------------------------------------------------------
Net assets                                                               $1,190,374,811
----------------------------------------------------------------------------------------
Represented by
----------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                          $1,239,093,847
----------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                    (7,889,148)
----------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency
transactions (Note 1)                                                       (62,326,375)
----------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and liabilities
in foreign currencies                                                        21,496,487
----------------------------------------------------------------------------------------
Total--Representing net assets applicable to capital shares
outstanding                                                              $1,190,374,811
----------------------------------------------------------------------------------------
Computation of net asset value
----------------------------------------------------------------------------------------
Net asset value per share ($1,190,374,811 divided by 140,709,960
shares)                                                                           $8.46
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of operations
Year ended July 31, 1995

Investment income:
----------------------------------------------------------------------------------------------
Interest (net of foreign tax of $497,113)                                         $102,432,973
----------------------------------------------------------------------------------------------
Dividends                                                                            2,275,897
----------------------------------------------------------------------------------------------
Total investment income                                                            104,708,870
Expenses:
----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     7,895,998
----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                         538,143
----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                       38,708
----------------------------------------------------------------------------------------------
Reports to shareholders                                                                269,408
----------------------------------------------------------------------------------------------
Auditing                                                                               118,006
----------------------------------------------------------------------------------------------
Legal                                                                                   30,264
----------------------------------------------------------------------------------------------
Postage                                                                                456,939
----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                        27,081
----------------------------------------------------------------------------------------------
Exchange listing fees                                                                   69,108
----------------------------------------------------------------------------------------------
Registration fees                                                                        2,148
----------------------------------------------------------------------------------------------
Other                                                                                   27,710
----------------------------------------------------------------------------------------------
Total expenses                                                                       9,473,513
----------------------------------------------------------------------------------------------
Net investment income                                                               95,235,357
----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (19,208,432)
----------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                    25,622
----------------------------------------------------------------------------------------------
Net realized loss on forward currency contracts and foreign currency
translation (Notes 1 and 3)                                                        (15,113,318)
----------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Notes 1 and 3)                                  70,164
----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, written options and TBA sale
commitments during the year                                                         57,846,369
----------------------------------------------------------------------------------------------
Net unrealized appreciation of forward currency contracts and foreign currency
translation during the year                                                            146,355
----------------------------------------------------------------------------------------------
Net gain on investment transactions                                                 23,766,760
----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                              $119,002,117
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

                                                            Year ended July 31
                                                       ----------------------------
                                                           1995           1994
---------------------------------------------------     -----------   -------------
Increase (decrease) in net assets
-----------------------------------------------------------------------------------
Operations:
-----------------------------------------------------------------------------------
Net investment income                               $   95,235,357   $   90,104,666
-----------------------------------------------------------------------------------
Net realized loss on investments and foreign
currency transactions                                  (34,225,964)      (3,043,248)
-----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign
currencies                                              57,992,724      (68,007,807)
-----------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                             119,002,117       19,053,611
-----------------------------------------------------------------------------------
Distributions to shareholders:
-----------------------------------------------------------------------------------
From net investment income                             (80,928,763)     (98,104,251)
-----------------------------------------------------------------------------------
In excess of net investment income (Note 1)                     --       (3,416,241)
-----------------------------------------------------------------------------------
From tax return of capital                             (14,067,170)              --
-----------------------------------------------------------------------------------
Shares repurchased (Note 4)                               (357,250)              --
-----------------------------------------------------------------------------------
Total increase (decrease) in net assets                 23,648,934      (82,466,881)
Net assets
-----------------------------------------------------------------------------------
Beginning of year                                    1,166,725,877    1,249,192,758
-----------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $7,889,148 and
$20,076,623, respectively)                          $1,190,374,811   $1,166,725,877
-----------------------------------------------------------------------------------
Number of fund shares
-----------------------------------------------------------------------------------
Shares outstanding at beginning of year                140,759,960      140,759,960
-----------------------------------------------------------------------------------
Shares repurchased                                         (50,000)              --
-----------------------------------------------------------------------------------
Shares outstanding at end of year                      140,709,960      140,759,960
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Financial highlights
(For a share outstanding throughout the period)

                                                         Year ended July 31
                                   ---------------------------------------------------------------
                                      1995         1994         1993         1992         1991
-------------------------------     ---------    ---------    ---------    ---------   -----------
Net asset value, beginning of
period                            $     8.29   $     8.87   $     8.51   $     7.90    $     8.20
-------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------
Net investment income                    .68          .64          .71          .75           .75
-------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .17         (.50)         .42          .73          (.14)
-------------------------------------------------------------------------------------------------
Total from investment
operations                               .85          .14         1.13         1.48           .61
-------------------------------------------------------------------------------------------------
Less distributions
-------------------------------------------------------------------------------------------------
From net investment income:             (.58)        (.70)        (.71)        (.75)         (.75)
-------------------------------------------------------------------------------------------------
In excess of net investment
income                                    --         (.02)        (.06)        (.12)         (.13)
-------------------------------------------------------------------------------------------------
From tax return of capital              (.10)          --           --           --          (.05)
-------------------------------------------------------------------------------------------------
Total distributions                     (.68)        (.72)        (.77)        (.87)         (.93)
-------------------------------------------------------------------------------------------------
Increase in net asset value
from shares repurchased (a)               --           --           --           --           .02
-------------------------------------------------------------------------------------------------
Net asset value, end of period    $     8.46   $     8.29   $     8.87   $     8.51    $     7.90
-------------------------------------------------------------------------------------------------
Total investment return at
market value (%) (b)                    6.86          .95         8.69        27.42         23.50
-------------------------------------------------------------------------------------------------
Market value, end of period       $     7.44   $     7.63   $     8.25   $     8.88    $     7.75
-------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,190,375   $1,166,726   $1,249,193   $1,194,958    $1,106,772
-------------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)                           .82          .86          .84          .88          1.06
-------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               8.29         7.30         8.14         9.05          9.41
-------------------------------------------------------------------------------------------------
Portfolio turnover (%)                196.83       242.29       250.65       203.27        350.45
-------------------------------------------------------------------------------------------------

(a) See Note 4 to Financial Statements.


(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

Notes to financial statements
July 31, 1995

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed- end management investment company. The fund's investment objective is to seek high current income consistent with the preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed income securities market.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported--as in the case of some securities traded over-the-counter--the last reported bid price, except that certain U.S. government obligations are stated at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2.0% from the principal amount. The fund holds, and maintains until the settlement date, cash or high- grade debt obligations in an amount sufficient to meet the purchase price, or the fund enters into offsetting contracts for the forward sale of other securities it owns. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if the fund Manager deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

C) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund, or any joint trading account, may transfer uninvested cash balances into a joint trading account, along with the cash of other registered investment companies managed by Putnam Investment Management, Inc., ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.


D) Repurchase agreements The fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The fund's Manager is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

E) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date.

Discount on zero coupon bonds, original issue discount bonds, payment-in-kind bonds and stepped-coupon bonds is accreted according to the effective yield method.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

G) Futures A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of a U.S. Government security at a set price on a future date.

Upon entering into such a contract the fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the futures. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in value of the hedged instruments. In addition, there is a risk that the fund may not be able to close out its futures positions due to an illiquid secondary market.

H) Option accounting principles The fund may, to the extent consistent with its investment objectives and policies, seek to increase its current returns by writing covered call and put options on securities it owns or in which it may invest. When a fund writes a call or put option, an amount equal to the premium received by the fund is included in the fund's "Statement of assets and liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of an option written. The current market value of an option is the last sale price or, in the absence of a sale, the last offering price. If an option expires on its stipulated expiration date, or if the fund enters into a closing purchase transaction, the fund realizes a gain (or loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that the fund purchases upon exercise of the option.

The risk in writing a call option is that the fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk the fund may not be able to enter into a closing transaction because of an illiquid secondary market.

The fund may also, to the extent consistent with its investment objectives and policies, buy put options to protect its portfolio holdings in an underlying security against a decline in market value. The fund may buy call options to hedge against an increase in the price of the securities that the fund ultimately wants to buy. The fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income. The premium paid by the fund for the purchase of a put or call option is included in the fund's "Statement of assets and liabilities" as an investment and is subsequently "marked-to-market" to reflect the current market value of the option. If an option the fund has purchased expires on the stipulated expiration date, the fund realizes a loss in the amount of the cost of the option. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the fund exercises a call option, the cost of securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

Options on foreign currencies The fund, to the extent consistent with its investment objectives and policies, may write and purchase put and call options on foreign currencies. The investment objectives, accounting principles and risks involved are similar to those described above relating to options on securities. The amount and potential loss to the funds of a written call or put option is the value (in U.S. dollars) of the currency sold or received, converted at the spot price, less the value of U.S. dollars received or paid in exchange.

Options on futures Options on futures generally operate in the same manner as options purchased or written directly on the underlying debt securities. The fund is required to deposit, in a manner similar to futures contracts as described above, "initial manner" and "variation margin" with respect to put and call options written on futures contracts. In addition, upon exercise, net premiums will decrease the unrealized loss or increase the unrealized gain on the future. The writing of an option on a futures contract involve risk similar to those described below relating to the sale of such contracts.

I) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably. In addition, the fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. The maximum potential loss from forward currency contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management believes the likelihood of such a loss to be remote.

J) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held and excise tax on income and capital gains.

At July 31, 1995, the fund had a capital loss carryover of approximately $52,832,000 which may be available to offset realized capital gains, if any.

The amount of the carryover and the expiration dates are:

  Loss Carryover       Expiration
-----------------    ---------------
$ 9,522,000            July 31, 1999
$43,310,000            July 31, 2003

K) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of losses on wash sales transactions, realized and unrealized gains and losses on futures, options and forward currency contracts, realized gains and losses on foreign exchange transactions and post- October loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 1995 the fund reclassified $2,119,119 to increase distributions in excess of net investment income, and $2,509,968 to increase accumulated net realized loss on investments, and $4,629,087 to increase paid-in capital. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average weekly net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million and 0.55% of any amount over $1.5 billion.

The fund also reimburses the Manager for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $2,320 and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of the Manager and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the year ended July 31, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund's assets are being provided to the fund by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Investor servicing and custodian fees reported in the Statement of operations for the year ended July 31, 1995 have been reduced by credits allowed by PFTC.

Note 3
Purchases and sales of securities

During the year ended July 31, 1995, purchases and sales of investment secu-rities other than U.S. government obligations and short-term investments aggregated $1,020,956,300 and $1,140,739,347, respectively. Purchases and sales of U.S. government obligations aggregated $1,118,758,752 and $1,034,040,367, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Written option transactions on foreign currencies during the year are summarized as follows:

                                Contract          Premiums
                                Amounts           Received
-----------------------------------------------------------
Beginning balance             $         --       $       --
Options written                115,663,000        1,530,681
Options expired                (41,332,000)        (558,206)
Options closed                 (74,331,000)        (972,475)
-------------------------     ------------      -----------
Written options
outstanding at end of
year                          $         --       $       --
-------------------------     ------------      -----------

Note 4
Share Repurchase Program

The Trustees have authorized the fund to repurchase up to 7,000,000 of its shares in the open market. Repurchases will only be made when the fund's shares are trading at less than net asset value and at such times and amounts as are believed to be in the best interests of the fund's shareholders. Any repurchases of shares will have the effect of increasing the net asset value per share of remaining shares outstanding.

For the year ended July 31, 1995, the fund repurchased 50,000 shares for $357,250 which reflects a discount from net asset value of $38,300 or 10.60%.

Federal income tax information (Unaudited)

For the year ended July 31, 1995, 14.70% of the fund's distribution represents a return of capital and is therefore not taxable to shareholders. Federal tax law allows certain losses sustained in a fund's fiscal year to be deferred into the following year. The fund's return of capital for fiscal 1995 is the result of losses on foreign currency transactions incurred in the fiscal year ended July 31, 1994. These losses must be reclassified as ordinary losses for tax purposes, reducing the amount of net investment income the fund has available for distribution.

The Form 1099 you receive in January 1996 will show the tax status of all distributions paid to your account in calendar 1995, including the amount of the distribution not subject to tax. You will need to adjust the cost basis of your shares by the amount that is not subject to tax when you eventually redeem or exchange them. This will increase any resulting capital gain or decrease any capital loss you incur at that time.

Selected quarterly data
(unaudited)

                                                                                     Net increase
                                                              Net realized            (decrease)
                                                             and unrealized          in net assets
                  Investment            Net invest-          gain (loss) on         resulting from
                    income              ment income           investments             operations
              ------------------    ------------------    -------------------   ---------------------
 Quarter                    Per                   Per                    Per                    Per
ended           Total     Share       Total     Share       Total      Share       Total       Share
---------     ----------    ----    ----------    ----    -----------    ----    -----------   ------
10/31/93    $26,143,785    $.23   $23,640,642    $.21   $ 18,825,764   $ .10   $ 42,466,406    $ .31
1/31/94      24,250,083     .13    21,661,183     .11     21,610,985     .19     43,272,168      .30
4/30/94      23,962,104     .17    21,413,096     .15    (87,846,707)   (.62)   (66,433,611)    (.47)
7/31/94      26,372,070     .19    23,389,745     .17    (23,641,097)   (.17)      (251,352)     --
10/31/94     26,313,460     .19    23,947,987     .17    (19,690,617)   (.14)     4,257,370      .03
1/31/95      27,023,424     .19    24,775,669     .18    (31,843,818)   (.23)    (7,068,149)    (.05)
4/30/95      24,980,495     .18    22,825,142     .16     41,610,760     .30     64,435,902      .46
7/31/95      26,391,491     .18    23,686,559     .17     33,690,435     .24     57,376,994      .41

Dividend Policy

It is the fund's dividend policy to pay monthly distributions from net investment income and any net realized short-term gains (including gains from options and futures transactions). Long-term capital gains are distributed at least annually. In an effort to maintain a more stable level of distributions, the fund's monthly distribution rate will be based on Putnam Management's projections of the net investment income and net realized short-term capital gains that the fund is likely to earn over the long term. Such distributions at times may exceed the current earnings of the fund, resulting in a return of capital to shareholders.

Final information regarding distributions is furnished to shareholders in the fund's annual reports and in tax information provided following the end of each calendar year.

Results of July 13, 1995 shareholder meeting

An annual meeting of shareholders of the fund was held on July 13, 1995. At the meeting, each of the nominees for Trustees was elected, as follows:

                                          Votes
                         Votes for      withheld
                         ----------   -------------
Jameson Adkins
Baxter                 120,975,651      2,557,972
Hans H. Estin          121,027,247      2,506,376
John A. Hill           121,051,660      2,481,963
Elizabeth T. Kennan    121,007,911      2,525,712
Lawrence J. Lasser     121,033,872      2,499,751
Robert E. Patterson    121,038,758      2,494,865
Donald S. Perkins      121,033,656      2,499,967
William F. Pounds      121,054,359      2,479,554
George Putnam          121,040,057      2,493,566
George Putnam, III     121,036,997      2,496,626
E. Shapiro             120,960,782      2,572,842
A.J.C. Smith           121,037,247      2,496,376
W. Nicholas
Thorndike              121,037,738      2,495,885

A proposal to ratify the selection of Price Waterhouse LLP as auditors for the fund was approved as follows: 120,935,190 votes for, and 1,021,404 votes against, with 1,577,029 abstentions and broker non-votes. A proposal to fix the number of Trustees at 13 was approved as follows: 120,960,782 for, and 2,572,842 against. All tabulations have been rounded to the nearest whole number.

Fund information

INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS
George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

Rosemary H. Thomsen
Vice President and Fund Manager

Neil Powers
Vice President and Fund Manager

D. William Kohli
Vice President and Fund Manager

Mark Siegel
Vice President and Fund Manager

Michael Martino
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

John D. Hughes
Vice President and Treasurer

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV or to request Putnam's quarterly Closed-End Fund Commentary.

PUTNAM INVESTMENTS
The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

Bulk Rate
U.S. Postage
PAID
Putnam
Investments

19853-073

APPENDIX TO FORM N-30D FILINGS TO DESCRIBE DIFFERENCES BETWEEN PRINTED AND EDGAR-FILED TEXTS:

(1) Bold and italic typefaces are displaced in normal type.

(2) Headers (e.g., the name of the fund) are omitted.

(3) Certain tabular and columar headings and symbols are displayed differently in this filings.

(4) Bullet points and similar graphic signals are omitted.

(5) Page numbering is omitted.

(6) Trademark symbol replaced ith (TM)